UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 30, 2012

Williams Partners L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-32599	20-2485124
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Williams Center, Tulsa, Oklahoma		74172-0172
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(918) 573-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2012, The Williams Companies, Inc. ("Williams") and Williams Partners L.P. ("WPZ") announced that they intend to reorganize the senior management structure for Williams and Williams Partners GP LLC, the general partner of WPZ, beginning January 1, 2013. The responsibilities currently managed by Rory L. Miller, Senior Vice President – Midstream, and Randall L. Barnard, Senior Vice President – Gas Pipelines, will be realigned. Williams and Williams Partners GP LLC will call upon the following people to hold the listed positions effective January 1, 2013 and to lead transitions to the new management structure:

Rory L. Miller - Senior Vice President – Gulf and Eastern Seaboard Operations;
Francis E. Billings - Senior Vice President – Northeastern G&P Operations; and
Allison G. Bridges- Senior Vice President – West Operations.

Mr. Miller, age 51, has served as Senior Vice President, Midstream of each of Williams and Williams Partners GP LLC since January 2011. He was a Vice President of Williams’ midstream businesses from May 2004 to December 2010. Mr. Miller also serves as a director of Williams Partners GP LLC.

Mr. Billings, age 50, has served as Williams’ Vice President Eastern Region - Midstream since October 2011. He has served as a Vice President of Williams’ midstream business since rejoining Williams in August 2010. From June 2009, Mr. Billings was President of Cumberland Plateau Pipeline Company (a privately held company developing an ethane pipeline to serve the Marcellus shale). From July 2008 to June 2009, Mr. Billings served as Sr. Vice President – Commercial for Crosstex Energy L.P. and Crosstex Energy, Inc. (an independent midstream energy services master limited partnership and its parent corporation). In 1988, Mr. Billings joined MAPCO Inc., which merged with a Williams subsidiary in 1998, serving in various management roles, including in 2008 as a Vice President in the midstream business.

Ms. Bridges, age 53, has acting as the General Manager of Williams Gas Pipeline – West since July 2010. She served as Williams’ Vice President Commercial Operations - Gas Pipeline since May 2003. Since joining Northwest Pipeline, now a subsidiary of Williams and William Partners, in 1981, Ms. Bridges has held various management positions in accounting, rates, planning and business development.

A new Senior Vice President -- NGL and Petrochemical Services has not yet been identified.

Mr. Barnard will continue as an executive officer of Williams responsible for managing the overall transition into this new structure.

Williams Partners GP LLC is a wholly owned subsidiary of Williams, and Williams owns approximately 68 percent of WPZ, including the general partner interest.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.

By: Williams Partners GP LLC, its General Partner

By: /s/ Sarah C. Miller
Sarah C. Miller
Corporate Secretary

Dated: July 30, 2012